                                                                   Exhibit 10.13


                         HEALTHDYNE TECHNOLOGIES, INC.
                            1996 STOCK OPTION PLAN
                            ----------------------

                                   ARTICLE I
                                    PURPOSE
                                    -------

     1.1 The HEALTHDYNE TECHNOLOGIES, INC. 1996 Stock Option Plan is intended to advance the interests of Healthdyne Technologies, Inc., its shareholders and its subsidiaries by attracting, retaining and stimulating the performance of officers, key employees, consultants and advisors of the Company of high caliber and potential upon whose judgment, initiative and effort Healthdyne Technologies, Inc. is largely dependent for the successful conduct of its business, and to encourage and enable such officers, key employees, consultants and advisors to acquire and retain a proprietary interest in Healthdyne Technologies, Inc. by ownership of its stock. Options granted may, if so intended by the Committee (as hereafter defined), be designed to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

                                  ARTICLE II
                                  DEFINITIONS
                                  -----------

     2.1   "Board" means the Board of Directors of the Company.

     2.2 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     2.3 "Common Stock" means the Company's Common Stock, par value $.01 per share.

     2.4   "Committee" means the Stock Option Committee appointed by the Board.

     2.5   "Company" means Healthdyne Technologies, Inc.

     2.6 "Date of Grant" means the date on which an Option is granted under the Plan.

     2.7 "Fair Market Value" shall be the mean between the highest and the lowest quoted selling prices at which the Common Stock is sold in the regular way on the NASDAQ National Market (NASDAQ) or on any similar securities exchange on the day an Option is granted hereunder or, in the absence of any reported sales on such day, the first preceding day on which there were such sales. If the Common Stock is not listed on NASDAQ or any similar exchange for the public trading of securities, the Committee shall determine the Fair Market Value in whatever way it considers appropriate under the circumstances taking into account the financial condition of the Company as reflected in its financial statements and available independent third party (such as analysts) estimates of such Fair Market Value.

     2.8 "Incentive Stock Option" means a stock option granted under the Plan which is intended to meet the requirements of Section 422 of the Code or any similar provision thereto.

     2.9 "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.10 "Nonqualified Stock Option" means an option which is not an Incentive Stock Option.

     2.11 "Option" means a Nonqualified Stock Option or an Incentive Stock Option granted under the Plan.

     2.12 "Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

     2.13  "Plan" means this Healthdyne Technologies, Inc. 1996 Stock Option
Plan.

     2.14 "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Common Stock thereunder.

     2.15 "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Section 424 of the Code and, with respect to Nonqualified Stock Options, any partnership in which the Company is a partner with at least a 50 percent ownership interest.

                                  ARTICLE III
                                 PARTICIPANTS
                                 ------------

     Options may be granted under the Plan to any person who is or who agrees to become an officer or key employee of the Company or any of its Subsidiaries, or a consultant, advisor or other person providing services to the Company. An employee may be a member of the Board of Directors of the Company or of any Subsidiary, but no member of the Board of Directors shall be considered an employee solely by reason of his membership on such Board of Directors. The Committee may grant options to such persons in accordance with such determinations as the Committee from time to time in its sole discretion may make.

                                  ARTICLE IV
                                ADMINISTRATION
                                --------------

     4.1   Committee.  The Plan shall be administered by a Committee comprised
           ---------
of three persons (or such lesser or greater number of persons as may be required or permitted from time to time by Rule 16b-3 under the 1934 Act) selected by the Board. Solely to the extent necessary to be deemed a "disinterested person" within the meaning of Rule 16b-3 under the 1934 Act (or any successor rule of similar import), each Committee member shall be ineligible, and shall have been ineligible for the one-year period prior to appointment thereto, for selection as a person to whom stock of the Company may be allocated or to whom stock options, performance units, or restricted stock may be granted pursuant to this Plan or in any other similar plan of the Company or any affiliate. Grants of options to any "Covered Employee" as such term is defined by Code Section 162(m), shall be made only by a Subcommittee of the Committee, if necessary, which is composed solely of two or more outside directors within the meaning of Code Section 162(m) to the extent necessary or desirable to qualify such grants as "performance-based compensation" under Code Section 162(m). In cases of such grants to Covered Employees, references to the "Committee" shall be deemed to be references to the Subcommittee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible officers, key employees, advisors, consultants and other persons providing services to the Company, those to whom and the time or times at which Options may be granted and the number of shares of Common Stock to be subject to each Option. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons.

     4.2   Majority Rule.  A majority of the members of the Committee (or, if
           -------------
less than three, all of the members) shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

     4.3   Company Assistance.  The Company shall supply full and timely
           ------------------
information to the Committee on a matters relating to eligible officers, employees, consultants and advisors, their employment or engagement, death, retirement, disability or other termination of employment or engagement, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

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                                   ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN
                        -------------------------------

     5.1   Limitations.  Subject to adjustment pursuant to the provisions of
           -----------
Section 5.3 hereof, the number of shares of Common Stock which may be issued and sold hereunder shall be Seven Hundred Fifty Thousand (750,000) shares of Common Stock. Such shares may be either authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. The maximum number of shares of Common Stock with respect to which Options may be granted to any individual hereunder per calendar year shall not exceed 200,000 subject to adjustment pursuant to Section 5.3 and Code Section 162(m) to the extent necessary or desirable to cause options granted to Covered Employees to qualify as "performance-based compensation" under Code Section 162(m).

     5.2   Options Granted Under Plan.  Shares of Common Stock with respect to
           --------------------------
which an Option granted hereunder shall have been exercised shall not again be available for the grant of an Option hereunder. If an Option granted hereunder shall terminate for any reason (including, without limitation, the surrender of the Option by the Optionee in connection with the grant of a new Option on the same or different terms or the expiration of the Option for any reason) without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder.

     5.3   Antidilution.  In the event that the outstanding shares of Common
           ------------
Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend, or in the event that there should be any other stock splits, stock dividends, changes in capitalization, merger, separation (including a spin-off) or other relevant corporate transactions as described in Code Section 424(a) occurring after the effective date of this Plan:

     (a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately; and

     (b) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the Option price, shall be adjusted appropriately.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. Any adjustment to an option granted to a Covered Employee shall be made in accordance with Code
Section 162(m) to the extent necessary or desirable to cause such options to be "performance-based compensation" for purposes of Code Section 162(m).

                                  ARTICLE VI
                                    OPTIONS
                                    -------

     6.1   Option Grant and Agreement.  Each Option granted hereunder shall be
           --------------------------
evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement dated as of the Date of Grant and executed by the Company and the Optionee. The Stock Option Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan, but may include additional provisions and restrictions, provided that they are not inconsistent with the Plan. Nothing in this Plan shall preclude the Committee from issuing or agreeing to issue new Options to any holder upon the condition that all or any portion of such holder's then outstanding Options be surrendered for cancellation regardless of whether the exercise price of such new Options is higher or lower than, or the terms are different from, the surrendered Options; provided, however, that in the case of any Option granted to a Covered Employee, such grant shall be made in accordance with Code Section 162(m) to the extent necessary or desirable to cause such Options to be performance-based compensation.

     6.2   Option Price.  The per share Option price of the Common Stock
           ------------
subject to each Option shall be determined by the Committee but, except as otherwise provided in Article VII(a), the per share price shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted.

     6.3   Option Period.  Each Option granted hereunder may be granted at any
           -------------
time after the effective date of the Plan and prior to the termination of the Plan, provided that no Incentive Stock Option may be granted at any time more than ten years after the earlier of the date this Plan has been adopted by the Board or the shareholders of the Company. The period for the exercise of each Option shall be determined by the Committee, provided, however, that (i) except
                                             --------  -------
as otherwise expressly provided in this Plan, and prior to a "Change of Control Event" or Transaction as defined below, the Committee may, in its discretion, upon 60 days' written notice given to the Optionee, terminate outstanding Options or accelerate the exercise dates thereunder, provided, however, that any option terminated hereunder shall be fully vested and exercisable from the date of such notice of termination to the date of termination specified in such notice, and (ii) the period during which each Nonqualified or Incentive Stock Option may be exercised shall not be later than ten years from the date such Nonqualified or Incentive Stock Option is granted, provided that Incentive Stock Options granted to a "10-percent owner" (as defined in Article VII) must be exercised within five years from the date thereof. Notwithstanding anything to the contrary herein, all stock options granted under the Plan shall immediately vest and become fully exercisable upon a "Change of Control Event" defined as
(I) any "person" (as such term is used in Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becoming the "beneficial owner" (as defined in Rule 13d-3 promulgated pursuant to the Act), directly or indirectly, of securities representing 50% or more of the combined voting power of the Corporation's then outstanding securities, or (II) as a result of, or in combination with, any cash tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are directors of the Company before the Transaction ceasing to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation, or (III) approval by the Company's shareholders of the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations). In its discretion, the Committee may provide in any Stock Option Agreement (or in an amendment thereto) evidencing an Option hereunder that, in the event of any Change in Control Event, the Option shall remain exercisable notwithstanding
Section 6.7 for the remaining term of the Option. In no event shall any Option under the Plan be exercised after the expiration of the term provided for in the related Stock Option Agreement pursuant to clause (ii) of this Section 6.3.

     6.4   Option Exercise.  Options may be exercised in whole at any time, or
           ---------------
in part from time to time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option price for the number of shares of the Common Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option price, Optionee shall pay to the Company or the appropriate Subsidiary the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

     6.5   Payment.  The purchase price for shares of Common Stock purchased
           -------
upon exercise of Options together with any federal and state tax withholding amounts or other employment taxes shall be paid in one or a combination of the following forms: (a) in cash, (b) in shares of Common Stock of the Company (not subject to limitations on transfer) valued at the Fair Market Value of such shares on the trading day immediately preceding the date of purchase; provided that any shares of Common Stock tendered for payment shall have been owned for a period of six (6) months or such other period as in the opinion of the Committee shall be sufficient for such shares to be considered "mature" shares for purposes of accounting for the transaction, or (c) by delivery on a form prescribed by the Committee of irrevocable directions to a securities broker approved by the Committee to sell shares of Common Stock and deliver all or a portion of the proceeds to the Company in payment for the Common Stock.

     6.6   Nontransferability of Option.  No Option shall be transferred by an
           ----------------------------
Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee the Option shall be exercisable only by him, or, in the case of an Optionee who is mentally incapacitated, the Option shall be exercisable by his guardian or legal representative.

     6.7   Effect of Death or Other Termination of Employment or Engagement.
           ----------------------------------------------------------------

     (a) Except as otherwise provided in this Section 6.7, if, prior to a date thirty (30) days from the date of grant of an Option (or such longer time as may be established by the Committee), the Optionee's employment with the Company or a Subsidiary or engagement by the Company or a Subsidiary as a consultant or advisor shall be terminated for any reason, or by the act of the Optionee, the Optionee's right to exercise such Option shall terminate and all rights thereunder shall cease.

     (b) If, on or after thirty (30) days from the date an Option shall have been granted (or such longer time as may be established by the Committee), an Optionee's employment with or engagement as a consultant or advisor by the Company or its Subsidiaries shall be terminated for any reason other than death, retirement, permanent total disability or for serious misconduct, the Optionee shall have the right, during the period ending on the earlier of the expiration of the option period or 60 days (or such longer time as may be established by the Committee at the date of grant or afterwards) after such termination, to exercise such option to the extent that it was exercisable at the date of such termination of employment or engagement and shall not have been exercised, provided, however, such time period may be shortened in accordance with the provisions of Section 6.3 if a shortened exercise period is applied to Optionees in general.

     (c) If an Optionee shall die at any time after the Date of Grant and while in the employ or engagement of the Company or its Subsidiaries or within 60 days (or such length of time as may be established by the Committee after the date of grant or afterwards) after termination of such employment or engagement, the executor or administrator of the estate of the decedent or the person or persons to whom an Option granted hereunder shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right, during the period ending on the earlier of the expiration of the option period or one year after the date of the Optionee's death, to exercise the Optionee's Option to the extent that it was exercisable at the date of termination of employment by death or otherwise and shall not have been exercised, provided, however, such time period may be shortened in accordance with the provisions of Section 6.3 if a shortened exercise period is applied to Optionees in general.

     (d) If an Optionee shall retire or become permanently and totally disabled at any time after the Date of Grant, the Optionee (or in the case of an Optionee who is mentally incapacitated, his guardian or legal representative) shall have the right, during a period ending on the earlier of the expiration of the option period or one year after such retirement or disability, to exercise such Option to the extent that it was exercisable at the date of termination of employment or engagement by retirement or disability and shall not have been exercised, provided, however, such time period may be shortened in accordance
           --------  -------
with the provisions of Section 6.3 if a shortened exercise period is applied to Optionees in general.

     (e) If Optionee's employment with or engagement by the Company or its Subsidiaries shall be terminated by the Company or Subsidiary for serious misconduct as determined by the Committee, the Optionee's right to exercise such Option shall immediately terminate and all rights thereunder shall cease. For purposes of this Plan, the term "serious misconduct" shall include, but not be limited to, embezzlement or misappropriation of corporate funds, other acts of dishonesty, significant activities harmful to the reputation of the Company or the Subsidiaries, a significant violation of Company or Subsidiary policy, willful refusal to perform, or substantial disregard of, the duties properly assigned to the Optionee, or a significant violation of any contractual, statutory or common law duty of loyalty to the Company or the Subsidiaries.

     (f) No transfer of an Option by the Optionee by will or by laws or descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     6.8   Rights as Shareholder.  An Optionee or a transferee of an Option
           ---------------------
shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein. Nothing contained herein or in the Stock Option Agreement shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

     6.9   Dividend or Distribution Equivalents.  An Optionee, whether or not
           ------------------------------------
his Options are exercisable, shall, in the sole discretion of the Committee, as determined at the Date of Grant or at any time thereafter, be entitled to receive a payment in cash, stock, rights, warrants, assets or other securities from the Company, as and when cash dividends or other distributions of stock, rights, warrants, assets or other securities are payable or distributed to the holders of the Common Stock of the Company, in the amount equal to the cash dividend or distribution which would be paid to said Optionee in respect of all shares subject to such Options were such Optionee the holder of such shares on the record date for such cash dividend or distribution.

                                  ARTICLE VII
                              TEN-PERCENT OWNERS
                              ------------------

     Notwithstanding any other provisions of this Plan, the following terms and conditions shall apply to Incentive Stock Options granted hereunder to a "10-percent owner." For this purpose, a "10-percent owner" shall mean an Optionee who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary. With respect to a 10-percent owner:

     (a) the price at which shares of stock may be purchased under an Incentive Stock Option granted pursuant to this Plan shall be not less than 110 percent of the Fair Market Value thereof, said Fair market Value being determined in the manner described in Section 2.7, above; and

     (b) the period during which any such Incentive Stock Option may be exercised, to be fixed by the Committee in the manner described in Section 6.3, above, shall expire not later than five years from the date the Incentive Stock Option is granted.

                                 ARTICLE VIII
                                 ANNUAL LIMITS
                                 -------------

     Incentive Stock Options shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit such person to first exercise Incentive Stock Options, in any calendar year, for the purchase of shares having a Fair Market Value in excess of $100,000 (determined at the time of the grant of the Incentive Stock Options). An Optionee hereunder may exercise Incentive Stock Options for the purchase of shares valued in excess of $100,000 (determined at the time of grant of the Incentive Stock Options) in a calendar year, but only if the right to exercise such Incentive Stock Options shall have first become available in prior calendar years.

                                  ARTICLE IX
                          OTHER TERMS AND CONDITIONS
                          --------------------------

     Any Incentive Stock Option granted hereunder shall contain such additional terms, not inconsistent with the terms of this Plan, which are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall constitute such incentive stock option as an "incentive stock option" within the meaning of
Section 422 of the Code and lawful regulations thereunder.

                                   ARTICLE X
                              STOCK CERTIFICATES
                              ------------------

     10.1  Conditions.  The Company shall not be required to issue or deliver
           ----------
any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

     (a) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its sole discretion deem necessary or advisable;

     (b) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

     (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience; and

     (d) Satisfaction by the Optionee of all applicable withholding taxes or other withholding liabilities.

     10.2  Legends.  The Company reserves the right to legend any certificate
           -------
for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

                                  ARTICLE XI
               TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN
               ------------------------------------------------

     The Board may at any time, upon recommendation of the Committee, terminate, and may at any time and from time to time and in any respect, amend or modify the Plan subject to shareholder approval to the extent required under the 1934 Act, applicable exchange listing or NASD requirements, the Code or other applicable corporate law, provided, however, that no such action shall impair
                          --------  -------
the rights of any holder of an Option theretofore granted; and further provided, that (unless and until such time as shareholder approval is no longer required under the 1934 Act, applicable exchange listing requirements or NASD requirements, the Code and applicable corporate law) no such action of the Board without approval of the shareholders of the Company may: (a) Increase the total number of shares of Common Stock subject to the Plan, except as contemplated in
Section 5.3 hereof,

     (b)   Change the manner of determining the Option price;

     (c) Withdraw the administration of the Plan from the Committee or the Board;

     (d) Materially increase the benefits accruing under the Plan, including the maximum number of shares of Common Stock with respect to which options may be granted to a Covered Employee; or

     (e) Change the class of people who may become participants in the Plan; provided further, that, except to the extent otherwise permitted in Section 6.3,
-------- -------
no termination, amendment, or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or transferee of the Option.

                                  ARTICLE XII
                                 MISCELLANEOUS
                                 -------------

     12.1  Employment or Engagement.  Nothing in the Plan or in any Option
           ------------------------
granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any director, officer, employee, advisor or consultant the right to continue as such with the Company or any Subsidiary.

     12.2  Other Compensation Plans.  The adoption of the Plan shall not affect
           ------------------------
any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

     12.3  Plan Binding on Successors.  The Plan shall be binding upon the
           --------------------------
Company, its successors and assigns, and the Optionee, his executor, administrator and permitted transferees.

     12.4  Singular, Plural; Gender.  Whenever used herein, nouns in the
           ------------------------
singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     12.5  Headings, etc., Not Part of Plan.  Headings of Articles and Sections
           --------------------------------
hereof are inserted for convenience and reference; they constitute no part of the Plan.

     12.6  Effective Date.  The Plan shall become effective upon its approval
           --------------
by the Board of Directors, subject to ratification of the Plan by the holders of a majority of the outstanding shares of Common Stock of the Company represented at the next annual or special meeting of the public shareholders of the Company. If the Plan is not so approved by the shareholders, the Plan shall terminate and any Options granted hereunder shall be void and have no force or effect whatsoever.

     12.7  Compliance With Laws.  The Plan, the grant and exercise of Options
           --------------------
hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, including, but not limited to, those of the United States and its states, and to such approvals by any government or regulatory agency as may be required.

     12.8  Governing Law.  This Plan shall be construed and interpreted in
           -------------
accordance with and governed by Georgia law, to the extent such construction and interpretation does not adversely affect the treatment of any Option as an Incentive Stock Option under the Code.